Supplement dated June 28, 2012

PineBridge Mutual Funds (the “Trust”)

Statement of Additional Information (“SAI”)
dated March 30, 2012, as supplemented June 14, 2012

This supplement makes the following amendments to disclosures in the Trust’s SAI.

Effective May 16, 2012, Joseph Altobelli was elected to replace Mark Kadzielawski as the Trust’s Chief Financial Officer and Treasurer.  Accordingly, all references to Mr. Kadzielawski are removed and the following biographical information for Mr. Altobelli is included in the table under “Officers of the Trust” beginning on page 35 of the Trust’s SAI.

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past Five Years
Joseph Altobelli (born 1959) 399 Park Avenue, 4th Floor, New York, NY 10022	Chief Financial Officer and Treasurer	Indefinite Until Successor Elected; Since May 2012
Chief Financial Officer,
Traditional Products,
Pinebridge Investments
LLC, formerly AIG
Global Investment Corp.,
since November 2008;
Chief Financial Officer,
Information Technology
and Finance, American
International Group, Inc.
(March 2006-November 2008);
Vice President, Private
Client Technology
(July 2004-March 2006).
				Not Applicable.	Not Applicable.
(1)      The “Fund Complex” consists of all registered investment companies within the Trust for which the Adviser serves as investment adviser (currently four Funds).

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Please retain this supplement for future reference.